UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2026 (March 6, 2026)

AGAPE ATP CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	001-41835	36-4838886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia,

Taman Desa, Kuala Lumpur, Malaysia (Postal Code: 58100).

(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code

+(60) 192230099

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	ATPC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 6, 2026, Agape ATP Corporation (the “Company”) through its subsidiary ATPC Green Energy Sdn. Bhd. (“ATPC Green Energy”), entered into a non-exclusive collaboration agreement (“Collaboration Agreement”) with Citadel Investment LLC (“Citadel”, and together with ATPC Green Energy, the “Parties”), a company based in Dubai, UAE and with its activities in Real Estate, Banking Consultancy, Oil Trading (Globally) and Investment in Commercial, Industrial and Agricultural enterprises and management of such activities.

The Collaboration Agreement is non-exclusive and governs the cooperation between the Parties in connection with the sale and purchase of oil and gas products, refinery products, and petrochemical products. The cooperation may include facilitating introductions and establishing relationships with clients, investors, suppliers, buyers, service providers, and project owners within the Parties’ respective business networks for the purpose of identifying and pursuing potential business opportunities.

On March 6, 2026, the Company issued a press release (the “Press Release”) announcing the entry into the Collaboration Agreement.

The Press Release and a form of the Collaboration Agreement is furnished as Exhibit 99.1 and 99.2, respectively to this Current Report on Form 8-K and incorporated herein by reference. The foregoing description of the Collaboration Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01. Financial Statements and Exhibits.

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated March 10, 2026
99.2	Form of Collaboration Agreement between ATPC Green Energy and Citadel dated March 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 10, 2026	AGAPE ATP CORPORATION

	By:	/s/ How Kok Choong
	Name:	How Kok Choong
	Title:	Chief Executive Officer, President, Director, Secretary and Treasurer (Principal Executive Officer)

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